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                                                         Exhibit 23.1







                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-35177) of United Medicorp, Inc. of our report dated March 12, 1997 appearing on page 48 of this Annual Report on Form 10-K.



/s/ PRICE WATERHOUSE LLP

Dallas, Texas
March 27, 1997